UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020

Aon plc

(Exact name of registrant as specified in its charter)

Ireland	1-7933	Applied For
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Leadenhall Street, London, England		EC3V 4AN
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  +44 20 7623 5500

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 2.800% Senior Notes due 2021	AON21	New York Stock Exchange
Guarantees of Aon plc’s 4.000% Senior Notes due 2023	AON23	New York Stock Exchange
Guarantees of Aon plc’s 3.500% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon plc’s 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.450% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

BACKGROUND

On April 1, 2020, Aon plc, an Irish public limited company (“Aon Ireland”), and Aon plc, a company incorporated under the laws of England and Wales (“Aon UK”), completed a scheme of arrangement pursuant to which the Class A ordinary shares of Aon UK (the “Aon UK Shares”) were cancelled and the holders thereof received, on a one-for-one basis, Class A ordinary shares of Aon Ireland (the “Aon Ireland Shares”) for the purpose of changing the place of incorporation of the parent company of the Aon group from the United Kingdom to Ireland (the “Reorganization”). The Reorganization became effective at 4:00 a.m. (New York time) on April 1, 2020 (the “Effective Time”). The Aon Ireland Shares will trade on the New York Stock Exchange (the “NYSE”) under the symbol “AON,” the symbol for the Aon UK Shares prior to the Effective Time.

As a result of the Reorganization, Aon UK is now a wholly owned subsidiary of Aon Ireland. Pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Aon Ireland is the successor issuer to Aon UK and the Aon Ireland Shares are deemed to be registered under Section 12(b) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Indentures

On April 1, 2020, Aon UK, Aon Ireland, Aon Corporation, a Delaware corporation (“Aon Delaware”), Aon Global Holdings Limited, a company incorporated under the laws of England and Wales (“AGH”), and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), entered into supplemental indentures (collectively, the “Amended and Restated Indentures”) amending and restating each of the following indentures to add the full and unconditional guarantees of Aon Ireland and AGH thereunder: (i) Amended and Restated Indenture, dated April 2, 2012, among Aon Delaware, Aon UK and the Trustee; (ii) Amended and Restated Indenture, dated April 2, 2012, among Aon Delaware, Aon UK and the Trustee; (iii) Indenture, dated December 12, 2012, among Aon UK, Aon Delaware and the Trustee; (iv) Amended and Restated Indenture, dated May 20, 2015, among Aon UK, Aon Delaware and the Trustee; (v) Amended and Restated Indenture, dated November 13, 2015, among Aon UK, Aon Delaware and the Trustee; and (vi) Indenture, dated December 3, 2018, among Aon Delaware, Aon UK and the Trustee.

The Amended and Restated Indentures are filed as Exhibits 4.1 through 4.6 to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing summary of each Amended and Restated Indenture is qualified in its entirety by reference to the corresponding Exhibit to this Current Report on Form 8-K.

A description of the guarantees of Aon Ireland and AGH under the Amended and Restated Indentures is included in the description of securities of Aon Ireland that are registered under Section 12 of the Exchange Act filed as Exhibit 4.7 to this Current Report on Form 8-K and is incorporated by reference herein.

Credit Agreement Amendments

On April 1, 2020, (i) Aon UK, Aon Delaware, and Aon UK Limited, a private limited company organized under the laws of England and Wales (“Aon UK Limited”), entered into that certain Waiver and Amendment No. 2 to the Five-Year Credit Agreement (the “2015 Credit Agreement Amendment” and, the Five-Year Credit Agreement, as amended, the “2015 Credit Agreement”), among Aon UK, Aon Delaware, Aon UK Limited, the lenders party thereto and Citibank, N.A., as administrative agent, (ii) Aon UK and Aon Delaware entered into that certain Waiver and Amendment No. 1 to the Five-Year Credit Agreement (the “2017 Credit Agreement Amendment” and, together with the 2015 Credit Agreement Amendment, the “Credit Agreement Amendments” and, the Five-Year Credit Agreement, as amended, the “2017 Credit Agreement” and, together with the 2015 Credit Agreement, the “Credit Agreements”), among Aon UK, Aon Delaware, the lenders party thereto and Citibank, N.A., as administrative agent, (iii) Aon Ireland entered into a joinder agreement to each of the Credit Agreements (together, the “Joinders”) and (iv) AGH entered into a guaranty supplement to each of the Credit Agreements (together, the “Guaranty Supplements”).

The Credit Agreement Amendments, among other things, permit the Reorganization and amend the definitions of “Change of Control” and “Parent” to allow Aon Ireland to replace Aon UK as “Parent” under each of the Credit Agreements. Under the Joinders, among other things, Aon Ireland became a borrower and guarantor and assumed the obligations of Aon UK as “Parent” under each of the Credit Agreements. Under the Guaranty Supplements, AGH became a guarantor under each of the Credit Agreements. The foregoing summary of the Credit Agreement Amendments is qualified in its entirety by reference to the full text thereof, copies of which will be filed as exhibits to Aon Ireland’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2020.

Deed of Assumption and Plan Amendments

On April 1, 2020, Aon Ireland entered into a Deed of Assumption, pursuant to which it is, effective at the Effective Time: (i) adopting and assuming the following equity incentive and compensation plans and related agreements of Aon UK, including all awards issued or granted thereunder: the Aon Stock Incentive Plan, as amended; the Aon plc 2011 Incentive Plan (as amended and restated on March 29, 2019 and as assumed by Aon UK on April 2, 2012) and all sub-plans thereunder; the Aon plc Global Share Purchase Plan and all sub-plans thereunder (other than the Aon UK Sharesave Scheme, dated September 23, 2009 (as amended on September 21, 2012 and November 17, 2017, the “UK Sharesave Plan”)); and the Amended and Restated Employment Agreement, dated January 16, 2015, as amended, among Aon Delaware, Aon UK and Gregory C. Case (collectively, the “Assumed Plans”); (ii) undertaking to acquire any Aon UK Shares issued to a holder in respect of options under the UK Sharesave Plan and to issue to any such holder one Aon Ireland Share for each such Aon UK Share; and (iii) assuming certain rights and obligations under the following benefits and compensation plans of Aon Delaware, which will remain sponsored by Aon Delaware: the Aon Supplemental Savings Plan; the Aon Corporation Supplemental Employee Stock Ownership Plan; the Aon Deferred Compensation Plan; and the Aon Stock Award Plan (collectively, the “Aon Delaware Plans” and, together with the Assumed Plans and the UK Sharesave Plan, the “Plans”). The Deed of Assumption further provides that each Assumed Plan is amended, effective at the Effective Time, to replace all references to Aon UK or Aon UK capital stock with references to Aon Ireland or Aon Ireland capital stock, as applicable, and to clarify that the Reorganization shall not constitute a change in control for the purposes of any such Assumed Plan or any award agreement thereunder. The Deed of Assumption is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing summary of the Deed of Assumption is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K.

On April 1, 2020, Aon Ireland entered into a Master Assignment, Assumption and Amendment Deed to Change in Control Arrangements, pursuant to which it is, effective at the Effective Time, assuming all rights and obligations under the Aon plc Amended and Restated Change in Control Plan, as amended, and the Aon plc Amended and Restated Senior Executive Combined Severance and Change in Control Plan (together, the “Change in Control Arrangements”), and pursuant to which each of the Change in Control Arrangements will be amended, effective at the Effective Time, to replace all references to Aon UK or Aon UK capital stock with references to Aon Ireland or Aon Ireland capital stock, as applicable, and to clarify that the Reorganization shall not constitute a change in control thereunder. The Master Assignment, Assumption and Amendment Deed to Change in Control Arrangements is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing summary of the Master Assignment, Assumption and Amendment Deed to Change in Control Arrangements is qualified in its entirety by reference to Exhibit 10.2 to this Current Report on Form 8-K.

On April 1, 2020, Aon Ireland entered into a Master Amendment to the Remaining Plans, pursuant to which those benefits and compensation plans and arrangements sponsored by Aon Delaware, and which will continue to be sponsored by Aon Delaware following the Effective Time, will be amended, effective at the Effective Time, to replace all references to Aon UK or Aon UK capital stock with references to Aon Ireland or Aon Ireland capital stock, as applicable, and to clarify that the Reorganization shall not constitute a change in control thereunder. The Master Amendment to the Remaining Plans is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Master Amendment to the Remaining Plans is qualified in its entirety by reference to Exhibit 10.3 to this Current Report on Form 8-K.

Indemnification Arrangements

In connection with the Reorganization, Aon Ireland will enter into deeds of indemnity with its directors. These deeds of indemnity provide for the indemnification of, and advancement of expenses to, the indemnitee by Aon Ireland to the fullest extent permitted by law and include related provisions meant to facilitate the indemnitee’s receipt of such benefits. A form of deed of indemnity with Aon Ireland is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing summary of the deeds of indemnity is qualified in its entirety by reference to Exhibit 10.4 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Amended and Restated Indentures” and “Credit Agreement Amendments” in Item 1.01 of this Current Report on Form 8-K are incorporated by reference herein.

Item 3.01	Notice of Delisting.

As described under “Background,” the Aon Ireland Shares will trade on the NYSE under the same symbol that the Aon UK Shares traded under prior to the Effective Time. On March 31, 2020, Aon UK received notice that, in connection with the Aon UK Shares being cancelled and the holders thereof receiving Aon Ireland Shares, the NYSE would remove the Aon UK Shares from listing on the NYSE at the close of trading on March 31, 2020. The new listing of the Aon Ireland Shares on the NYSE is effective on and as of April 1, 2020.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under “Successor Issuer” in Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the Reorganization, Aon Ireland issued approximately 231 million Aon Ireland Shares to holders of Aon UK Shares immediately prior to the Effective Time. The terms and conditions of the issuance were sanctioned by the High Court of Justice in England and Wales after a hearing upon the fairness thereof at which all shareholders of Aon UK had a right to appear and of which adequate notice had been given. The issuance was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 3(a)(10) thereof.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 and under “Description of the Share Capital of Aon Ireland” in Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01	Changes in Control of Registrant.

The information set forth under “Background” and “Successor Issuer” in Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Election of Directors and Appointment of Officers; Resignation of Directors

Effective at the Effective Time: (i) each of the directors of Aon UK immediately prior to the Effective Time, except for Gregory C. Case, resigned; (ii) Rogier Sparreboom was appointed as a director of Aon UK; (iii) each of the directors of Aon UK immediately prior to the Effective Time was elected as a director of Aon Ireland; and (iv) each of the executive officers of Aon UK immediately prior to the Effective Time was elected as an executive officer of Aon Ireland.

Deed of Assumption and Plan Amendments

The information set forth under “Deed of Assumption and Plan Amendments” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Indemnification Arrangements

The information set forth under “Indemnification Agreements” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Reorganization, on March 31, 2020, Aon Ireland amended its memorandum and articles of association (the “Aon Ireland Constitution”). The summary of the material terms of the Aon Ireland Constitution set forth under “Description of the Share Capital of Aon Ireland” in Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01	Other Events.

Press Release

On April 1, 2020, Aon Ireland issued a press release announcing the completion of the Reorganization. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Successor Issuer

Prior to the Reorganization, the Aon UK Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE under the symbol “AON.” Aon UK has requested that the NYSE file with the Securities and Exchange Commission (the “Commission”) a Form 25 to remove the Aon UK Shares from listing on the NYSE. After the Form 25 becomes effective, Aon UK will file a Form 15 with the Commission to terminate the registration of, and suspend the reporting obligations of Aon UK with respect to, the Aon UK Shares under Sections 13 and 15(d) of the Exchange Act.

Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, Aon Ireland is the successor issuer to Aon UK and the Aon Ireland Shares are deemed to be registered under Section 12(b) of the Exchange Act. The Aon Ireland Shares were approved for listing on the NYSE and will begin trading on April 1, 2020 under the symbol “AON,” the same symbol under which the Aon UK Shares previously traded.

Description of the Share Capital of Aon Ireland

A description of the share capital of Aon Ireland is included in the description of securities of Aon Ireland that are registered under Section 12 of the Exchange Act filed as Exhibit 4.7 to this Current Report on Form 8-K and is incorporated by reference herein.

The Aon Ireland Shares are being issued in the Reorganization with a nominal value of $0.01 per share. Due to logistical and other consequences of the ongoing COVID-19 pandemic, Aon Ireland no longer intends to implement the Aon Ireland Reduction of Capital (as defined in Aon UK’s definitive proxy statement, dated December 20, 2019, related to the Reorganization (the “Proxy Statement”)) and, instead, as contemplated by the Proxy Statement, intends to use other methods, including customary intra-group reorganizations, to ensure that distributable reserves are available to it in amounts sufficient to allow it to make dividends and other distributions (and, generally, share repurchases and redemptions) following the completion of the Reorganization.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Memorandum and Articles of Association of Aon Ireland

4.1

Second Amended and Restated Indenture, dated April 1, 2020, among Aon Delaware, Aon UK, Aon Ireland, AGH and the Trustee (amending and restating the Amended and Restated Indenture, dated April 2, 2012, among Aon Delaware, Aon UK and the Trustee)

4.2

Second Amended and Restated Indenture, dated April 1, 2020, among Aon Delaware, Aon UK, Aon Ireland, AGH and the Trustee (amending and restating the Amended and Restated Indenture, dated April 2, 2012, among Aon Delaware, Aon UK and the Trustee)

4.3

Amended and Restated Indenture, dated April 1, 2020, among Aon UK, Aon Delaware, Aon Ireland, AGH and the Trustee (amending and restating the Indenture, dated December 12, 2012, among Aon UK, Aon Delaware and the Trustee)

4.4

Second Amended and Restated Indenture, dated April 1, 2020, among Aon UK, Aon Delaware, Aon Ireland, AGH and the Trustee (amending and restating the Amended and Restated Indenture, dated May 20, 2015, among Aon UK, Aon Delaware and the Trustee)

4.5

Amended and Restated Indenture, dated April 1, 2020, among Aon UK, Aon Delaware, Aon Ireland, AGH and the Trustee (amending and restating the Indenture, dated November 13, 2015, among Aon UK, Aon Delaware and the Trustee)

4.6

Amended and Restated Indenture, dated April 1, 2020, among Aon Delaware, Aon UK, Aon Ireland, AGH and the Trustee (amending and restating the Indenture, dated December 3, 2018, among Aon Delaware, Aon UK and the Trustee)

4.7	Description of securities of Aon Ireland that are registered under Section 12 of the Exchange Act

10.1	Deed of Assumption of Aon Ireland, dated April 1, 2020

10.2	Master Assignment, Assumption and Amendment Deed to Change in Control Arrangements, dated April 1, 2020, of Aon Ireland

10.3	Master Amendment to the Remaining Plans, dated April 1, 2020, of Aon Delaware

10.4	Form of Deed of Indemnity of Aon Ireland

99.1	Press Release, dated April 1, 2020

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2020	AON PLC

	By:	/s/ Molly Johnson
Molly Johnson
Assistant Company Secretary